                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - January 21, 2003

                          CODORUS VALLEY BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


  Pennsylvania                        0-15536                       23-2428543
  ------------                        -------                       ----------
 (State or other                 (Commission File                  (IRS Employer
 jurisdiction of                      Number)                         Number)
of incorporation)

105 Leader Heights Road
P.O. Box 2887
York, Pennsylvania                                                    17405-2887
------------------                                                    ----------
 (Address of principal executive offices)                             (Zip code)


         Registrant's telephone number including area code: 717-846-1970

                                       N/A
                                       ---
             (Former name or address, if changed since last report)
               sequentially numbered pages in manually signed copy

                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K


Item 5.   Other events

         On January 17, 2003, Codorus Valley Bancorp, Inc. (Codorus Valley) released a Press Release, attached as Exhibit 99, announcing the declaration of a quarterly cash dividend and the results of operations for the period ended December 31, 2002, which included a $445,000 loan loss provision for the fourth quarter of 2002.

Item 7. Financial statements, pro forma financial information and exhibits.

         (a) Not applicable.
         (b) Not applicable.
         (c) Exhibits

                  No.    Description
                  ---    -----------
                  99     Press release of Codorus Valley dated January 17, 2003.



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
     (Registrant)

Date:  January 21, 2003                            /s/ Larry J. Miller
                                                   -------------------
                                                   Larry J. Miller
                                                   President and Chief
                                                   Executive Officer
                                                   (Principal Executive Officer)


                                       2